                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  Form 8-K

              Current Report Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934


    Date of Report (date of earliest event reported):   January 13, 1999


                        ADVANCED MICRO DEVICES, INC.
                        ----------------------------
           (Exact name of registrant as specified in its charter)


        DELAWARE                       1-7882                 94-1692300
        --------                       ------                 ----------
(State or other jurisdiction         (Commission           (I.R.S. Employer
     of incorporation)               File Number)         Identification No.)

     One AMD Place,
     P.O. Box 3453
     Sunnyvale, California                            94088-3453
----------------------------------------              ----------
(address of principal executive offices)              (Zip Code)


Registrant's telephone number,
 including area code:                           (408) 732-2400
                                                 -------------

Item 5.  Other Events.
-------  -------------

     On January 13, 1999, Advanced Micro Devices, Inc. announced record revenues of $788,820,000 during its fourth quarter, ended December 27, 1998. Net income amounted to $22,321,000, or $0.15 per diluted share. The full text of the press release is set forth in Exhibit 99 attached hereto and is incorporated in this report as if fully set forth herein.

Item 7.  Financial Statements and Exhibits.
-------  ----------------------------------

(c)    Exhibits:

       99  Press release dated January 13, 1999.

                                 SIGNATURES
                                 ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ADVANCED MICRO DEVICES, INC.
                                         (Registrant)



                                        /s/ Francis P. Barton
Date:  January 18, 1999            By: _____________________________
                                       Francis P. Barton
                                       Senior Vice President and Chief Financial
                                       Officer

                                 Exhibit Index
                                 -------------


Exhibit Number   Exhibit
--------------   -------

     99          Press release dated January 13, 1999.